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                                                                   Exhibit 14(c)

                                    Consents

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.


                                    By  /s/ James E. Akins
                                       -----------------------------------------
                                       James E. Akins

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.


                                    By  /s/ Arthur R. Gottschalk
                                       -----------------------------------------
                                       Arthur R. Gottschalk

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.



                                    By  /s/ Frederick T. Kelsey
                                       -----------------------------------------
                                       Frederick T. Kelsey

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.



                                    By  /s/ Gregory L. Melville
                                       -----------------------------------------
                                       Gregory L. Melville

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.



                                    By  /s/ Fred B. Renwick
                                       -----------------------------------------
                                       Fred B. Renwick

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.




                                    By  /s/ Moritz A. Sell
                                       -----------------------------------------
                                       Moritz A. Sell

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.


                                    By  /s/ John B. Tingleff
                                       -----------------------------------------
                                       John B. Tingleff

                                   SIGNATURES

      Pursuant to Rule 438 of the Securities Act of 1933, the undersigned, a nominee for Director of the Scudder Spain and Portugal Fund, Inc., (the "Fund") hereby consents to being named in this Registration Statement on Form N-14 of the Fund.


                                    By  /s/ John G. Weithers
                                       -----------------------------------------
                                       John G. Weithers